MORGAN STANLEY GOVERNMENT INCOME TRUST

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 6, 2007

To the Shareholders of Morgan Stanley Government Income Trust:

Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Government Income Trust (‘‘Government Income’’) to be held in Conference Room 6, 5th Floor, 1221 Avenue of the Americas, New York, NY 10020, at 9:00 a.m., New York time, on March 6, 2007, and any adjournments thereof (the ‘‘Meeting’’), for the following purposes:

1.    To consider and vote upon an Agreement and Plan of Reorganization, dated December 1, 2006 (the ‘‘Reorganization Agreement’’), between Government Income and Morgan Stanley U.S. Government Securities Trust (‘‘Government Securities’’), pursuant to which substantially all of the assets of Government Income would be combined with those of Government Securities and shareholders of Government Income would become Class D shareholders of Government Securities receiving Class D shares of Government Securities with a value equal to the value of their holdings in Government Income (the ‘‘Reorganization’’); and

2.    To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on November 27, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. The Board of Trustees of Government Income recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
MARY E. MULLIN, Secretary

December 28, 2006

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

Acquisition of the Assets of
Morgan Stanley Government Income Trust

By and in Exchange for Class D Shares of
Morgan Stanley U.S. Government Securities Trust

This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Government Income Trust (‘‘Government Income’’) in connection with an Agreement and Plan of Reorganization, dated December 1, 2006 (the ‘‘Reorganization Agreement’’), pursuant to which substantially all the assets of Government Income will be combined with those of Morgan Stanley U.S. Government Securities Trust (‘‘Government Securities’’) in exchange for Class D shares of Government Securities (the ‘‘Reorganization’’). As a result of this transaction, shareholders of Government Income will become Class D shareholders of Government Securities and will receive Class D shares of Government Securities with an aggregate net asset value equal to the aggregate net asset value of their holdings in Government Income. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Government Income and Government Securities attached hereto as Exhibit A. The address of Government Income is that of Government Securities set forth above. This Proxy Statement also constitutes a Prospectus of Government Securities, which is dated December 28, 2006, filed by Government Securities with the Securities and Exchange Commission (the ‘‘Commission’’) as part of its Registration Statement on Form N-14 (the ‘‘Registration Statement’’).

Government Securities is an open-end management investment company whose investment objective is to seek a high level of current income consistent with safety of principal. Government Securities normally invests at least 80% of its net assets in U.S. government securities (including zero coupon securities), which include (a) U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government, (b) securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States, (c) securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury, (d) securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality and (e) securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality.

This Proxy Statement and Prospectus sets forth concisely information about Government Securities that shareholders of Government Income should know before voting on the Reorganization Agreement. A copy of the Prospectus for Government Securities dated April 28, 2006, as may be supplemented from time to time, is attached as Exhibit B and is incorporated herein by reference. Also enclosed and incorporated herein by reference is Government Securities’ Annual Report for the fiscal year ended December 31, 2005 and Government Income’s Annual Report for the fiscal year ended September 30, 2006. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated December 28, 2006, has been filed with the Commission and is also incorporated herein by reference. Such documents, as well as additional information about Government

Securities and Government Income, have been filed with the Commission and are available upon request without charge by calling (800) 869-NEWS (toll-free) or by visiting the Commission’s website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission, nor has the Securities and Exchange Commission or any State Securities Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated December 28, 2006.

TABLE OF CONTENTS

PROXY STATEMENT AND PROSPECTUS

i

MORGAN STANLEY GOVERNMENT INCOME TRUST
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

PROXY STATEMENT AND PROSPECTUS

Special Meeting of Shareholders
to be Held March 6, 2007

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Government Income Trust (‘‘Government Income’’), a closed-end, diversified management investment company, in connection with the solicitation by the Board of Trustees of Government Income (the ‘‘Board’’) of proxies to be used at the Special Meeting of Shareholders of Government Income to be held in Conference Room 6, 5th Floor, 1221 Avenue of the Americas, New York, NY 10020, at 9:00 a.m., New York time, on March 6, 2007, and any adjournments thereof (the ‘‘Meeting’’). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about December 29, 2006.

At the Meeting, Government Income shareholders (‘‘Shareholders’’) will consider and vote upon an Agreement and Plan of Reorganization, dated December 1, 2006 (the ‘‘Reorganization Agreement’’), between Government Income and Morgan Stanley U.S. Government Securities Trust (‘‘Government Securities’’), pursuant to which substantially all of the assets of Government Income will be combined with those of Government Securities in exchange for Class D shares of Government Securities. As a result of this transaction, Shareholders will become Class D shareholders of Government Securities and will receive Class D shares of Government Securities equal to the aggregate net asset value of the aggregate net asset value of their holdings in Government Income on the date of such transaction (the ‘‘Reorganization’’). The Class D shares to be issued by Government Securities pursuant to the Reorganization (the ‘‘Class D Government Securities Shares’’) will be issued at net asset value without an initial sales charge. Further information relating to Government Securities is set forth herein and in Government Securities’ current Prospectus, dated April 28, 2006 (‘‘Government Securities’ Prospectus’’), attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

Government Income is a diversified, closed-end management investment company. Government Securities is a diversified, open-end management investment company that has four classes of shares. It is proposed that, upon approval of the Reorganization, shareholders of Government Income receive Class D shares of Government Securities equal to the aggregate net asset value of the aggregate net asset value of their holdings in Government Income on the date of the Reorganization. The information concerning Government Income and Government Securities contained herein has been supplied by Government Income and Government Securities, respectively. Each of Government Income and Government Securities is referred to herein as a ‘‘Fund’’ and together as the ‘‘Funds.’’ The fund resulting from the Reorganization is referred to as the ‘‘Combined Fund.’’

Record Date; Share Information

The Board has fixed the close of business on November 27, 2006 as the record date (the ‘‘Record Date’’) for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 31,785,283.57 shares of Government Income issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of Government Income and of each class of Government Securities as of the Record Date:

Name and Address of Government Income Shareholders(1)	Number of Shares(1)	Percentage of Outstanding Shares(1)
Yale University c/o Yale University Investment Office 55 Whitney Avenue New Haven, CT 06510-1300	9,314,800	28.93%
Karpus Management, Inc. d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, NY 14534	1,634,525	5.05%

Name and Address of Government Securities Shareholders	Number of Shares	Percentage of Outstanding Shares
Class A State Street Bank and Trust Co. FBO ADP/Morgan Stanley Alliance 105 Rosemont Avenue Westwood, MA 02090-2318	14,741,633.743	8.99%
Class B None.
Class C None.
Class D None.

(1)	This information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

As of the Record Date, the trustees and officers of Government Income and Government Securities, each as a group, owned less than 1% of the outstanding shares of Government Income and Government Securities, respectively.

Proxies

The enclosed form of Proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker ‘‘non-votes’’ will not count as votes in favor of the Reorganization Agreement, and broker ‘‘non-votes’’ will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker ‘‘non-votes’’ are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Government Income, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Government Income present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker ‘‘non-votes’’ will not be counted for purposes of approving an adjournment.

Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Government Income, which expenses are expected to approximate $331,764. Government Income and Government Securities will bear all of their respective other expenses associated with the Reorganization.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Government Income or officers and regular employees of Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), Morgan Stanley Trust (the ‘‘Transfer Agent’’), Morgan Stanley Services Company Inc. (the ‘‘Administrator’’) and/or Morgan Stanley DW Inc. (‘‘Morgan Stanley DW’’), without special compensation therefor. As described below, Government Income will employ Computershare Fund Services (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. In addition, Government Income may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions.

In certain instances, the Transfer Agent or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Government Income has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders’ instructions have been recorded correctly, Shareholders will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or the Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders’ telephone numbers, and providing additional materials upon Shareholder request, Computershare will be paid at an estimated cost of $37,420 which would be borne by Government Income.

Vote Required

Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority of the shares of Government Income represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Government Income will continue in existence and the Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, Government Securities’ Prospectus, which is attached to this Proxy Statement as Exhibit B and incorporated herein by reference.

The Reorganization

The Reorganization Agreement provides for the acquisition by Government Securities of substantially all of the assets and the assumption of substantially all of the liabilities of Government Income in exchange for newly-issued Class D Government Securities Shares. The aggregate net asset value of the Government Securities Shares issued in the exchange will equal the aggregate value of the net assets of Government Income received by Government Securities. On or after the closing date scheduled for the Reorganization (the ‘‘Closing Date’’), Government Income will distribute the Class D Government Securities Shares received by Government Income to Shareholders as of the Valuation Date (as defined below) in complete liquidation of Government Income, and Government Income will thereafter be terminated and deregistered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Class D Government Securities Shares equal in value to such Shareholder’s pro rata interest in the net assets of Government Income transferred to Government Securities. Shareholders holding their shares of

Government Income in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their Class D Government Securities Shares; however, such Shareholders will not be able to redeem, transfer or exchange the Class D Government Securities Shares received until the Government Income certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization. The ‘‘Valuation Date’’ is the third business day following the receipt of the requisite approval by the Shareholders of the Reorganization Agreement or at such other time as Government Income and Government Securities may agree, on which date the number of Class D Government Securities Shares to be delivered to Government Income will be determined.

At least one but not more than 20 business days prior to the Valuation Date, Government Income will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders substantially all of Government Income’s investment company taxable income for all periods since the inception of Government Income through and including the Valuation Date (computed without regard to any dividends paid deduction), and substantially all of Government Income’s net capital gain, if any, realized in such periods (after reduction for any capital loss carryovers).

For the reasons set forth below under ‘‘The Reorganization — The Board’s Considerations,’’ the Board, including the trustees who are not ‘‘interested persons’’ of Government Income (‘‘Independent Trustees’’), as that term is defined in the 1940 Act, has concluded that the Reorganization is in the best interests of Government Income and its Shareholders and recommends approval of the Reorganization Agreement.

Fee Table

The following table briefly describes the fees and expenses that a shareholder of Government Income and Government Securities may pay if they buy and hold shares of each respective Fund. These expenses are deducted from each respective Fund’s assets and are based on expenses paid by Government Income for its fiscal year ended September 30, 2006 and by Government Securities for its fiscal year ended December 31, 2005. Government Income and Government Securities each pays expenses for management of its assets and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the Combined Fund reflecting what the fee schedule would have been on September 30, 2006, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees (fees paid directly from a shareholder’s investment)	Government Income	Class D shares of Government Securities	Pro Forma Class D shares of Combined Fund(3)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	none	none
Maximum Deferred Sales Charge (Load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	N/A	none	none
Redemption Fees(1)	N/A	2.00%	2.00	%(2)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Government Income	Class D shares of Government Securities	Pro Forma Class D shares of Combined Fund(3)
Advisory Fees	0.52%	0.38%	0.38%
Distribution and Service (12b-1) Fees(4)	N/A	none	none
Other Expenses	0.20%	0.24%	0.24%
Total Annual Fund Operating Expenses	0.72%	0.62%	0.62%

Example

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Government Income, Government Securities or the Combined Fund, that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above). Although a shareholder’s actual costs may be higher or lower, the tables below show a shareholder’s costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

If a Shareholder SOLD His Shares:

	1 year	3 years	5 years	10 years
Government Income
Shares	$74	$230	$401	$894
Government Securities
Class D	$63	$199	$346	$774
Pro Forma Combined Fund
Class D	$63	$199	$346	$774

If a Shareholder HELD His Shares:

	1 year	3 years	5 years	10 years
Government Income
Shares	$74	$230	$401	$894
Government Securities
Class D	$63	$199	$346	$774
Pro Forma Combined Fund
Class D	$63	$199	$346	$774

(1)	Payable to Government Securities on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See ‘‘Shareholder Information — How to Sell Shares’’ in Government Securities’ Prospectus for more information on redemption fees.

(2)	A 2% redemption fee will be imposed on all Government Income shareholders that redeem the Class D shares of Government Securities that they received in connection with the Reorganization within 90 days of the Reorganization.

(3)	Pro forma expenses are calculated based on the assets of Government Income and Government Securities as of September 30, 2006.

(4)	Government Securities has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

The purpose of the foregoing fee tables is to assist the shareholder in understanding the various costs and expenses that a shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see ‘‘Comparison of Government Income and Government Securities — Investment Advisory Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions’’ below.

Tax Consequences of the Reorganization

As a condition to the Reorganization, Government Income has requested an opinion of Clifford Chance US LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Government Income, Government Securities or Government Income’s shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see ‘‘The Reorganization — Tax Aspects of the Reorganization’’ below.

Comparison of Government Income and Government Securities

Investment Objectives and Policies.    The investment objectives and policies of Government Income and Government Securities are similar. Government Income seeks to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. Government Securities seeks a high level of current income consistent with safety of principal. Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets in U.S. government securities. Each Fund may also invest in zero coupon securities, mortgage-backed securities and collateralized mortgage obligations (‘‘CMOs’’). Government Income and Government Securities are both diversified funds.

These objectives and policies are set forth in more detail in the table on the following page.

The Reorganization

Government Income	Government Securities
Investment Objective	Investment Objective
•seeks to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation	•seeks a high level of current income consistent with safety of principal
Investment Policies	Investment Policies
•normally invests at least 80% of its net assets in U.S. Government securities, which include (i) U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States, (ii) securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States, (iii) securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury and (iv) securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality

•may invest in mortgage-backed securities, mortgage pass-through securities, CMOs, adjustable-rate mortgages obligations (‘‘ARMs’’), zero coupon Treasury securities, swaps, asset-backed securities, inverse Floaters, non-agency mortgage securities and cross currency hedging transactions

•may invest up to 20% of its net assets in repurchase agreements, money market instruments and foreign government securities

•may invest in financial futures contracts and related options thereon solely for hedging purposes

•a diversified fund	•normally invests at least 80% of its net assets in U.S. Government Securities (including zero coupon securities), which include (a) U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government, (b) securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States, (c) securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury, (d) securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality and (e) securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality

•may invest in mortgage-backed securities, CMOs and futures, including interest rate futures

•may invest up to 10% of its net assets in inverse floaters

•a diversified fund

The principal differences between the Funds’ investment policies are more fully described under ‘‘Comparison of Investment Objectives, Policies and Restrictions’’ below. The investment objectives of both Government Income and Government Securities are fundamental and may not be changed without shareholder approval.

Investment Advisory Fees.    Government Income and Government Securities obtain advisory services from the Investment Adviser. Each class of Government Securities’ shares (Classes A, B, C and D) is subject to the same advisory fee rate.

For the fiscal years ended September 30, 2006 and December 31, 2005, Government Income and Government Securities, respectively, paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the Fund’s average daily net assets:

Government Income	0.52% to the weekly net assets of the Trust

Government Securities	0.42% of the portion of the daily net assets not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion, but not exceeding $1.5 billion; 0.37% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.345% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.32% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.295% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.27% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.245% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.22% of the portion of the daily net assets exceeding $12.5 billion.

A discussion of Government Income’s Board of Trustee’s basis for approving the Investment Advisory Agreement is included in its Annual Report for the fiscal year ended September 30, 2006, which is incorporated herein by reference.

Other Significant Fees.    Both Government Income and Government Securities pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See ‘‘Synopsis — Fee Table’’ above for the percentage of average net assets represented by such ‘‘Other Expenses.’’

Government Income is a closed-end investment company. It currently has outstanding one class of shares, par value $0.01 per share. The shares are not subject to a sales charge or 12b-1 fee. Currently, Government Income shares trade on the New York Stock Exchange (symbol: GVT) and may only be purchased and sold through a broker or dealer at the market price, plus a brokerage commission. As the holder of shares in an open-end fund, Government Income shareholders may redeem their Class D Government Securities Shares at any time at the next net asset value calculated after the redemption request. A 2% redemption fee discussed below will be imposed on all Government Income shareholders who redeem their shares within 90 days.

Class D shares of Government Securities are sold at net asset value with no initial sales charge or CDSC. Class D shares of Government Securities may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Morgan Stanley Limited Duration U.S. Treasury Trust (each, an ‘‘Exchange Fund’’), without the imposition of an exchange fee. See the inside back cover of the Government Securities Prospectus for each Morgan Stanley Fund’s designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund.

Government Securities provides telephone exchange privileges to its shareholders. For greater details relating to exchange privileges applicable to Government Securities, see the section entitled ‘‘How to Exchange Shares’’ in Government Securities’ Prospectus.

Shares of Government Securities redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to Government Securities. The redemption fee is designed to protect Government Securities and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time shares are redeemed or exchanged, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries.

A 2% redemption fee will be imposed on all Government Income shareholders that redeem the Class D Government Securities Shares that they receive in connection with the Reorganization within 90 days of the Reorganization.

Government Securities offers a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Government Securities may redeem involuntarily, at net asset value, most accounts valued at less than $100.

Dividends.    Each Fund declares dividends, and Government Securities does so separately for each of its classes of shares. Each Fund normally pays dividends from net investment income monthly. Government Securities usually distributes net capital gains, if any, in June and December. Government Income usually distributes net capital gains, if any, in December. Each Fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the Fund at net asset value unless the shareholder elects to receive cash.

Financial Highlights.    The financial highlights tables that follow are intended to help you understand the financial performance of the Class D shares of Government Securities for the past five years. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Government Securities (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP (except for the information for the six months ended June 30, 2006). Deloitte & Touche LLP’s report, along with Government Securities’ financial statements, are in Government Securities’ Annual Report for the fiscal year ended December 31, 2005, which is incorporated herein by reference.

	Six Months Ended June 30, 2006 (unaudited)		FOR THE YEAR ENDED DECEMBER 31,
			2005	2004	2003	2002	2001
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.09		$9.16	$9.22	$9.42	$8.99	$8.95
Income (loss) from investment operations:
Net investment income	0.17		0.32	0.26	0.28	0.45	0.53
Net realized and unrealized gain (loss)	(0.24)		0.00	0.07	(0.12)	0.46	0.06
Total income (loss) from investment operations	(0.07)		0.32	0.33	0.16	0.91	0.59
Less dividends and distributions from:
Net investment income	(0.19)		(0.39)	(0.39)	(0.36)	(0.48)	(0.55)
Net asset value, end of period	$8.83		$9.09	$9.16	$9.22	$9.42	$8.99
Total Return†	(0.75	)%(1)	3.59%	3.63%	1.67%	10.41%	6.85%
Ratios to Average Net Assets(3):
Expenses	0.64	%(2)	0.62%	0.59%	0.57%	0.54%	0.54%
Net investment income	4.04	%(2)	3.62%	3.16%	3.13%	4.71%	5.83%
Supplemental Data:
Net assets, end of period, in thousands	$170,593		$189,425	$224,169	$308,984	$309,109	$136,669
Portfolio turnover rate	47	%(1)	182%	212%	153%	85%	73%

†	Calculated based on the net asset value as of the last business day of the period.

(1)	Annualized.

(2)	Not annualized.

(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.

PRINCIPAL RISK FACTORS

The share price and return of Government Securities and Government Income will fluctuate with changes in the market value of their respective portfolio securities. The market value of the Funds’ portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. The principal risks associated with an investment in Government Securities and Government Income are summarized below.

U.S. Government Securities.    Each Fund may invest in U.S. Government securities. The U.S. Government securities in which the Funds invest can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) While the credit risk associated with U.S. Government securities generally is considered to be minimal, the interest rate risk can be substantial. The Funds are not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of each Fund’s portfolio securities to fall substantially.

Mortgage-Backed Securities.    Each Fund may invest in mortgage-backed securities. Mortgage-backed securities in which the Funds may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during periods of falling interest rates and decrease during periods of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Funds to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by each Fund’s Investment Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

CMOs.    Each Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively, ‘‘Mortgage Assets’’). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Funds could sustain a loss.

Zero Coupon Securities.    A portion of the U.S. Government securities purchased by the Funds may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise. A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Funds invest in zero coupon securities, they will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Funds) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Funds receive no interest payments in cash on the security during the year.

Futures.    The Funds may invest in futures; however, Government Income may invest in futures only for hedging purposes. If the Funds invest in futures, their participation in these markets would subject each Fund’s portfolio to certain risks. The Investment Adviser’s predictions of movements in the direction of the bond or interest rate markets may be inaccurate, and the adverse consequences to the Funds (e.g., a reduction in the Funds’ net asset value or a reduction in the amount of income available for distribution) may leave the Funds in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.

Asset-Backed Securities.    Government Income may invest in asset-backed securities (‘‘ABS’’) rated by one or more nationally recognized statistical rating agencies (‘‘NRSROs’’) in the highest rating category at the time of purchase (e.g., AAA by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (‘‘Standard & Poor’s’’) or Fitch Rating, Inc. (‘‘Fitch’’) or Aaa by Moody’s Investor Service, Inc. (‘‘Moody’s’’)); ABS are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for ABS may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

ABS are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of ABS raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the ABS. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. ABS entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders. There may be a limited secondary market for certain of the ABS in which the Fund invests.

Stripped Mortgage-Backed Securities.    Government Securities may invest in stripped mortgage-backed securities. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. Interest-only stripped mortgage-backed securities tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. Principal-only stripped mortgage-backed securities tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If Government Securities invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by the management of Government Securities, it is possible that Government Securities could lose all or substantially all of its investment.

Inverse Floaters.    The Funds may invest in inverse floaters. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a corresponding greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Non-Agency Mortgage Securities.    Government Income may invest up to 20% of its assets in privately issued mortgage-related securities and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government (including privately issued collateralized mortgage obligations and REMICs) (collectively, ‘‘Private Pass-Throughs’’) and/or in privately issued certificates representing stripped U.S. government or mortgage-related securities.

Government Income may invest in Private Pass-Throughs only if such Private Pass-Throughs are rated at the time of purchase in the two highest grades by a NRSRO or if unrated, are considered by the Fund’s investment adviser to be of comparable quality. The collateral underlying such Private Pass-Throughs may consist of securities issed or guaranteed by the U.S. government, its agencies or instrumentalities or other types of collateral such as cash or real estate.

Government Income may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate (‘‘strip’’) the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by Government Income to be U.S. government securities. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in principal only securities.

Repurchase Agreements.    Government Income may invest in repurchase agreements. While repurchase agreements involve certain risks not associated with direct investments in debt securities, Government Income follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to 102% of the repurchase price, including any accrued interest earned on the repurchase agreement and this value is maintained during the term of the agreement. In the event of a default or bankruptcy by a selling financial institution, Government Income will seek to liquidate such collateral. However, the exercising of Government Income’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, Government Income could suffer a loss.

Swaps.    Government Income may invest in swaps. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that Government Income is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that Government Income is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, Government Income may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Foreign Government Securities.    Government Income may invest in foreign government securities (including depositary receipts) traded in the United States on a national securities exchange and local shares of emerging market countries. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Government Income shares is quoted in U.S. dollars, Government Income generally converts U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Government Income assets and any effects of foreign social, economic or political instability. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Funds to obtain or enforce a judgment against the issuers of the securities. Securities of foreign countries may be less liquid than comparable securities of the U.S. government and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of Government Income’s trades effected in those markets and could result in losses to Government Income due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Convertible Securities.    Government Income may also invest in convertible securities which subject the Funds to the risks associated with both fixed-income securities and common stocks (discussed above). To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Cross Currency Hedging.    Government Income may also enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. There is an additional risk to the extent that these transactions create exposure to currencies in which Government Income’s securities are not denominated.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of Government Securities, see ‘‘Principal Risks’’ in Government Securities’ Prospectus which is attached hereto and incorporated herein by reference.

THE REORGANIZATION

The Proposal

The Board of Trustees of Government Income, including the Independent Trustees, having reviewed the financial position of Government Income and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Government Income and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Government Income.

The Board’s Considerations

At a meeting held on October 31, 2006, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Government Income and Government Securities. The Board also considered other factors, including, but not limited to, the general compatibility of the investment objectives, policies and restrictions of Government Income and Government Securities; the extent to which shares of Government Income have historically traded at a discount or premium; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Government Income and Government Securities in connection with the Reorganization.

In recommending the Reorganization to Shareholders, the Board of Government Income considered that the Reorganization would have the following benefits to Shareholders:

1.    Once the Reorganization is consummated, the expenses which would be borne by shareholders of Class D of the Combined Fund will be substantially lower on a percentage basis than the expenses of Government Income. The Board noted that the annual management fee (as a percentage of assets) payable by Government Securities to the Investment Adviser was lower than that payable by Government Income. The Board also considered that to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

2.    Shareholders will be invested in an open-end fund with similar investment objectives and policies taking into account a larger asset base, a lower advisory fee and lower annual operating expenses per share.

3.    As of December 15, 2006, Government Income shares were trading at a 2.07% discount to net asset value. If consummated, the Reorganization will give Government Income shareholders the opportunity to capture the value of the discount between market price and net asset value of the shares, if any, at the time of the Reorganization because Government Income shareholders will become holders of Class D Government Securities Shares with the same aggregate net asset value as shares of Government Income.

4.    The Reorganization has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Government Income, Government Securities or their shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

In light of the reduction in annual operating expenses and other potential benefits of the Reorganization, as well as the uncertainty regarding the extent to which any lost capital loss carryovers could have been utilized for the benefit of Government Income Shareholders (as set forth in greater detail herein under ‘‘The Reorganization — Tax Aspects of the Reorganization’’), the Board concluded that the Reorganization was in the best interests of the Shareholders, notwithstanding the potential loss of capital loss carryovers.

The Board of Trustees of Government Securities, including a majority of the Independent Trustees of Government Securities, also has determined that the Reorganization is in the best interests of Government Securities and its shareholders and that the interests of existing shareholders of Government Securities will not be diluted as a result thereof. In addition, the Board of Trustees of Government Securities, determined that its shareholders will benefit as a result of the Reorganization because the Combined Fund will have a lower expense ratio and may also benefit from potential better pricing on portfolio transactions (given the larger asset base) and from more effective distribution efforts following the elimination of a similar competing Morgan Stanley Fund. Further, the Reorganization would create a clearer, more understandable offering of products managed by the Taxable Fixed Income team which should support a more focused sales and marketing effort. The transaction will enable Government Securities to acquire investment securities which are consistent with Government Securities’ investment objective, without the brokerage costs attendant to the purchase of such securities in the market.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) Government Income will transfer substantially all of its assets, including portfolio securities, cash, cash equivalents and receivables to Government Securities on the Closing Date in exchange for the assumption by Government Securities of substantially all of the liabilities of Government Income, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Government Income prepared by the Treasurer of Government Income as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Class D Government Securities Shares; (ii) the Class D Government Securities Shares would be distributed to Government Income Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Government Income would be terminated and de-registered as an investment company under the 1940 Act; and (iv) the outstanding shares of Government Income would be canceled.

The number of Class D Government Securities Shares to be delivered to Government Income will be determined by dividing the aggregate net asset value of the shares of Government Income acquired by Government Securities by the net asset value per share of the Class D shares of Government Securities; these values will be calculated as of the close of business of the New York Stock Exchange on the Valuation Date. As an illustration, assume that on the Valuation Date, shares of Government Income had an aggregate net asset value of $100,000. If the net asset value per Class D Government Securities Shares were $10 per share at the close of business on the Valuation Date, the number of Class D Government Securities Shares to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class D Government Securities Shares would be distributed to the former shareholders of Government Income. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, Government Income will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Class D Government Securities Shares that it receives. Government Securities will cause its transfer agent to credit and confirm an appropriate number of Class D Government Securities Shares to each Shareholder. Certificates for Class D Government Securities Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Government Securities. Shareholders who wish to receive certificates representing their Class D Government Securities Shares must, after receipt of their confirmations, make a written request to Government Securities’ transfer agent Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Government Income holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their Class D Government Securities Shares; however, such Shareholders will not be able to redeem, transfer or exchange the Class D Government Securities Shares received until the old certificates have been surrendered.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Government Income or Government Securities. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of Government Income and Government Securities. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by July 31, 2007, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, Government Income shall: either pay or make provision for all of its liabilities to former Shareholders of Government Income that received Class D Government Securities Shares. Government Income shall be deregistered as an investment company and terminated promptly following the distributions of Class D Government Securities Shares to Shareholders of record of Government Income.

The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Government Income (at net asset value on the Valuation Date) and reinvest the proceeds in Class D Government Securities Shares at net asset value, pursuant to a transaction designed to occur without recognition of taxable gain or loss for federal income tax purposes. See ‘‘Tax Aspects of the Reorganization’’ below. If Government Income recognizes net gain from the sale of securities prior to the Closing Date, substantially all of such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders on or prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to trade their shares of Government Income on the New York Stock Exchange until the close of business on the business day next preceding the Closing Date.

Tax Aspects of the Reorganization

Tax Consequences of the Reorganization to the Shareholders.    The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’).

As a condition to the Reorganization, Government Income and Government Securities have requested an opinion of Clifford Chance US LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Government Income and Government Securities:

1.    The transfer of Government Income’s assets in exchange for Class D Government Securities Shares and the assumption by Government Securities of certain stated liabilities of Government Income followed by the distribution by Government Income of the Class D Government Securities Shares to Shareholders in exchange for their Government Income shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Government Income and Government Securities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

2.    No gain or loss will be recognized by Government Securities upon the receipt of the assets of Government Income solely in exchange for the Class D Government Securities Shares and the assumption by Government Securities of the stated liabilities of Government Income;

3.    No gain or loss will be recognized by Government Income upon the transfer of the assets of Government Income to Government Securities in exchange for Class D Government Securities Shares and the assumption by Government Securities of the stated liabilities or upon the distribution of Class D Government Securities Shares to Shareholders in exchange for their Government Income shares;

4.    No gain or loss will be recognized by Shareholders upon the exchange of the shares of Government Income for the Class D Government Securities Shares;

5.    The aggregate tax basis for the Class D Government Securities Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Government Income held by each such Shareholder immediately prior to the Reorganization;

6.    The holding period of the Class D Government Securities Shares to be received by each Shareholder will include the period during which the shares in Government Income surrendered in exchange therefor were held (provided such shares in Government Income were held as capital assets on the date of the Reorganization);

7.    The tax basis of the assets of Government Income acquired by Government Securities will be the same as the tax basis of such assets of Government Income immediately prior to the Reorganization; and

8.    The holding period of the assets of Government Income in the hands of Government Securities will include the period during which those assets were held by Government Income.

The advice of counsel is not binding on the Internal Revenue Service (the ‘‘IRS’’) or the courts and neither Government Income nor Government Securities has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to federal income tax consequences of the proposed Reorganization, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Tax Consequences of the Reorganization to Government Income and Government Securities.    Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Government Income. The effect of any such limitations will depend on the existence and amount of Government Income’s and Government Securities’ capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. In general, a fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

As of its fiscal year ended September 30, 2006, Government Income had approximately $5 million of estimated capital loss carryovers. Additionally, as of September 30, 2006, Government Income had approximately $1.4 million of built-in capital gains. Government Securities had approximately $61.2 million of capital loss carryovers (as of December 31, 2005) and $45.5 million of built-in capital gains (as of December 31, 2005).

Under the Code, assuming certain continuity of business requirements are followed after the Reorganization, each Fund’s capital loss carryovers can be carried forward for eight years from the year in which incurred. The capital loss carryovers generally can be used in each of those eight years to offset any capital gains that are realized by the Fund in that year, but only to the extent that capital gains exceed the capital losses (if any) that are realized by the Fund in that year.

In general, following the Reorganization, the Combined Fund’s ability to utilize the capital loss carryovers of Government Income and Government Securities will be subject to the following limitations:

1.	The Combined Fund can utilize the capital loss carryovers of Government Income to offset against capital gains from sales of assets owned by Government Income immediately before the Reorganization, but only to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Government Income on the date of the Reorganization;

2.	In addition to being able to utilize the capital loss carryovers of Government Income as described in paragraph 1, assuming certain continuity of business requirements are satisfied following the Reorganization, the Combined Fund also will be able to utilize a further amount of the capital loss carryovers of Government Income to offset against other capital gains each year. This amount is determined based on certain facts as of the date of the Reorganization; and

3.	The Combined Fund can utilize the capital loss carryovers of Government Securities to offset all capital gains realized by the Combined Fund after the Reorganization, other than capital gains described in paragraph 1.

It is not entirely certain how much of their respective capital loss carryovers Government Income would be able to utilize in future years if the Reorganization did not occur. The amount of capital loss carryovers that the Fund could utilize in future years if the Reorganization did not occur would depend on, among other things, whether the Fund participated in some other transaction in the future that resulted in limitations being imposed on the Fund’s utilization of capital loss carryovers; the amount of capital gains that the Fund would be able to realize in future years before its capital loss carryovers expired; and the amount of capital losses that the Fund would realize in future years. The Reorganization conceivably may result in the Combined Fund being unable to utilize capital loss carryovers that could have been used by Government Income if the transaction did not occur. Nevertheless, in view of the relatively small amount of capital loss carryovers of Government Income that are at issue, it is not expected that the Reorganization will result in any loss of those carryovers.

Description of Shares

The Class D Government Securities Shares will, when issued, be fully paid and non-assessable by Government Securities and transferable without restrictions and will have no preemptive rights.

Capitalization Table (unaudited)

The following table sets forth the capitalization of Government Securities and Government Income as of September 30, 2006 and on a pro forma combined basis as if the Reorganization had occurred on that date:

	Net Assets*	Shares Outstanding	Net Asset Value Per Share
Government Income	$309,200,918	31,880,656	$9.70
Government Securities
Class D	$226,552,141	25,181,540	$9.00
Class A, B, C, D	$2,447,344,527	272,041,412	$9.00
Combined Fund (pro forma)
Class D	$535,421,295	59,537,198	$8.99	*
Class A, B, C, D	$2,756,213,681	306,397,070	—

*	The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $331,764 by Government Income.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objectives and policies of Government Income and Government Securities are similar. Government Income seeks to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. Government Securities seeks a high level of current income consistent with safety of principal.

Government Income

Government Income seeks to achieve its investment objective by investing at least 80% of its net assets in U.S. Government Securities, which include (i) U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government, and as such, are backed by the full faith and credit of the United States, (ii) securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States, (iii) securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury and (iv) securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality.

Government Income may invest in mortgage-backed securities, mortgage pass-through securities, CMOs, ARMs, zero coupon Treasury securities, swaps, asset-backed securities, inverse Floaters, non-agency mortgage securities and cross currency hedging transactions. Government Income may also invest up to 20% of its total assets in repurchase agreements, money market instruments and foreign government securities. The Fund may invest in financial futures contracts and related options thereon solely for hedging purposes.

Government Securities

Government Securities seeks to achieve its investment objective by investing at least 80% of its net assets in U.S. Government Securities (including zero coupon securities), which include (a) U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government, (b) securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States, (c) securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury, (d) securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality and (e) securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality.

Government Securities may invest in mortgage-backed securities, CMOs and futures, including interest rate futures and may invest up to 10% of its net assets in inverse floaters.

The investment objectives of both Government Income and Government Securities are fundamental and may not be changed without shareholder approval. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the Funds. For a more complete discussion of Government Securities’ policies, see ‘‘Principal Investment Strategies’’ in Government Securities’ Prospectus and ‘‘Description of the Fund and Its Investments and Risks’’ in its Statement of Additional Information.

Investment Restrictions

The investment restrictions adopted by Government Income and Government Securities as fundamental policies are similar (except for the differences described below). A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, as defined in the 1940 Act. Government Securities’ investment restrictions are summarized under the caption ‘‘Description of the Fund and Its Investments and Risks — Fund Policies/Investment Restrictions’’ in its Statement of Additional Information.

Government Income may not invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation (other than any obligation of the United States Government, its agencies or instrumentalities). Government Income may not invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/director of the Fund or of the Investment Adviser owns more than ½ of 1% of the outstanding securities of such issuer and such officers and trustees/directors who own more than ½ of 1% own in the aggregate more than 5% of the outstanding securities of such issuer. Government Income may not enter into reverse repurchase agreements in an amount exceeding 10% of the Fund’s total assets and it may not pledge its assets or assign or otherwise encumber them except to secure permitted borrowings effected within the limitations set forth in the preceding sentence. Government Income may not sell securities short or maintain a short position.1 It may not purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). Government Income may not purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs. Government Income may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. Government Income may not purchase or sell commodities or commodities contracts.

ADDITIONAL INFORMATION ABOUT GOVERNMENT INCOME AND GOVERNMENT SECURITIES

General

Government Income is registered under the 1940 Act, as amended, as a diversified, closed-end management investment company. It is an entity of the type commonly known as a ‘‘Massachusetts business trust’’ and commenced operations on February 29, 1988. Government Income’s primary objective is to provide as high a level of current income as is consistent with prudent investment and, as a secondary objective, capital appreciation. Government Income will seek to achieve its investment objective by investing principally in debt securities issued by the U.S. Government, its agencies or instrumentalities. This includes securities issued by certain agencies and instrumentalities of the U.S. Government which are not backed by the full faith and credit of the U.S. Government. Shares of Government Income are not issued, insured or guaranteed as to value or yield by the U.S. Government, its agencies or instrumentalities.

For a discussion of the organization and operation of Government Securities, see ‘‘Fund Management,’’ ‘‘Investment Objective’’ and ‘‘Principal Investment Strategies’’ in Government Securities’ Prospectus and ‘‘Fund History’’ in Government Securities’ Statement of Additional Information.

Financial Information

For additional financial information about Government Income and Government Securities, see Government Income’s Annual Report for the fiscal year ended September 31, 2006, Government Securities’ Annual Report for the fiscal year ended December 31, 2005 and ‘‘Past Performance’’ in Government Securities’ Prospectus.

Management

The Board of Trustees of each Fund oversees the management of the Fund, but does not itself manage the Fund. Each Fund’s Trustees review various services provided by or under the direction of the

1	Government Securities has adopted a similar non-fundamental investment policy that allows only short sales against the box. Government Securities’ policy can be changed at any time without shareholder vote.

Investment Adviser to ensure that each Fund’s general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Funds in a satisfactory manner. Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of each Fund and not the Trustee’s own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of each Fund and its shareholders.

Each Fund has retained the Investment Adviser to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser’s address is 1221 Avenue of the Americas, New York, NY 10020.

Each Fund’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of each Fund’s portfolio include Scott F. Richard, a Managing Director of the Investment Adviser, and Jaidip Singh and Michael Luo, Executive Directors of the Investment Adviser. Mr. Richard has been associated with the Investment Adviser in an investment management capacity since February 1992 and began managing Government Securities in April 2003 and Government Income in March 2003. Mr. Singh has been associated with the Investment Adviser in an investment management capacity since April 1996 and began managing Government Securities in November 2003 and Government Income in January 2005. Mr. Luo has been associated with the Investment Adviser in an investment management capacity since July 1998 and began managing Government Securities in April 2005 and Government Income in January 2005.

Mr. Richard is the lead manager of each Fund. Each member of the team is responsible for specific sectors. All team members are responsible for the day-to-day management of the Funds and for the execution of the overall strategy of each Fund.

The composition of the team may change from time to time.

The Statement of Additional Information to this Proxy Statement/Prospectus that is incorporated be reference herein provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in Government Income.

For further information about the Board of Trustees, Investment Adviser and the Distributor of Government Securities and Government Income, see ‘‘Fund Management’’ in Government Securities’ Prospectus, ‘‘Management of the Fund’’ in Government Securities’ Statement of Additional Information and ‘‘Trustee and Officer Information’’ in Government Income’s Annual Report.

Administrator of Government Income

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser, Government Income pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to Government Income’s daily net assets.

Custodian, Dividend Disbursing and Transfer Agent of Government Income

The Bank of New York, 100 Church Street, New York, NY 10286, is Government Income’s custodian and has custody of all securities and cash of Government Income. The custodian, among other things, attends to the collection of principal and income and payment for collection of proceeds of securities bought and sold by Government Income. Any of Government Income’s cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311, an affiliate of the Investment Adviser and the Administrator, is the dividend disbursing and transfer agent of Government Income. The Transfer Agent charges Government Income an annual per shareholder account fee and is reimbursed for its out-of-pocket expenses.

Description of Securities and Shareholder Inquiries

For inquiries regarding the Reorganization, shareholders may call (800) 869-NEWS. For all other inquiries, shareholders may send communications to Government Income’s Board of Trustees. Shareholders should send communications intended for Government Income’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either Government Income’s office or directly to such Board member(s) at the address specified for each Trustee in the Annual Report. Other shareholder communications received by Government Income not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

For a description of the nature and most significant attributes of shares of Government Securities, and information regarding shareholder inquiries, see ‘‘Capital Stock and Other Securities’’ and ‘‘Management of the Fund — Management Information — Shareholder Communications’’ in Government Securities’ Statement of Additional Information.

Market Price, Net Asset Value and Discount/Premium Information for Government Income

Set forth below is information with respect to Government Income’s shares of beneficial interest as of December 15, 2006:

Title of Issue	Authorized	Outstanding	Amount Held by the Fund or for Its Account
Common Stock, $0.01 par value	Unlimited	31,785,256 shares	0 shares

Government Income’s shares are listed and traded on the New York Stock Exchange. The table on the following page shows the high and low closing prices on the New York Stock Exchange per share of Common Stock of Government Income, the high and low net asset value per share and the discount or premium to net asset value represented by the quotation for each quarter since December 2004.

	Market Price(1)		Net Asset Value(1)		Premium (Discount)(1)
Quarter Ended	High	Low	High	Low	High	Low
September 30, 2006	$8.97	$8.52	$9.72	$9.44	(7.05%)	(10.22%)
June 30, 2006	$8.67	$8.49	$9.59	$9.45	(8.76%)	(10.50%)
March 31, 2006	$8.93	$8.62	$9.77	$9.59	(8.32%)	(10.41%)
December 31, 2005	$8.94	$8.67	$9.77	$9.61	(8.21%)	(10.56%)
September 30, 2005	$9.02	$8.87	$9.90	$9.74	(7.88%)	(9.90%)
June 30, 2005	$9.03	$8.78	$9.94	$9.70	(8.79%)	(10.22%)
March 31, 2005	$9.09	$8.70	$9.90	$9.66	(7.81%)	(10.14%)
December 31, 2004	$8.98	$8.761	$9.89	$9.74	(8.55%)	(10.37%)

(1)	As reported by Bloomberg.

Dividends, Distributions and Taxes

It is Government Income’s present policy, which may be changed by the Board of Trustees, to pay monthly dividends to shareholders from net investment income of the Fund. Government Income intends to distribute all of its net investment income and capital gains to shareholders on an annual basis. Distributions to shareholders are normally subject to federal income tax in the shareholders’ hands when the dividends are paid. This is true whether shareholders take the dividends in cash or reinvest them in Fund shares. Distributions to shareholders also may be subject to state and local income tax. Depending on states’ tax rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any distributions of net investment income and any short-term capital gain distributions are taxable to shareholders as ordinary income. Long-term capital gain distributions are taxable as long-term capital gains, no matter how long shareholders have owned shares in the Fund. Shareholders who are not subject to income tax will not be required to pay tax on distributions. Every January, shareholders will be sent a statement showing the taxable distributions paid to them in the previous year. This statement provides information on shareholders’ dividends and capital gains for tax purposes.

All persons becoming registered holders of shares of Government Income (other than brokers and nominees of banks or other financial institutions) will automatically be included in the Fund’s Automatic Dividend Reinvestment Plan (the ‘‘Plan’’), unless they elect to the contrary at the time they purchase shares of the Fund. All distributions under the Plan will automatically be reinvested in shares of Government Income in full and fractional shares as described below. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record by the dividend paying agent.

Details of the Plan

Whenever Government Income declares a dividend or other distribution, it will pay the amount thereof to the dividend paying agent on behalf of shareholders under the Plan either in cash which Government Income must use to buy shares in the open market or in additional shares of the Fund, whichever would be more favorable to such shareholders. At the valuation date (no earlier than the fifth trading day preceding the dividend payment date and no later than the dividend payment date) the dividend paying agent will compare the net asset value with the market price (always including brokerage commissions) per share of the Fund’s shares. If the net asset value on that date is lower than market price, the dividend paying agent will request payment of the dividend or distribution from the Fund in additional shares at the greater of net asset value determined as of the date of purchase or 95% of the market price. Government Income will not issue shares under the Plan below net asset value. If the market price is lower than net asset value, the dividend will be paid in cash which the dividend paying agent will use to buy shares of the Fund in the open market. If, before the dividend paying agent has completed its purchases, the market price exceeds the net asset value, the average purchase price per share paid by the dividend paying agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Market price for the purpose of the Plan will be the market price of the shares on the New York Stock Exchange, or in the event that the shares are not listed on a securities exchange at the time, market price will be the asked price, or the mean of the asked prices if more than one is available, of the shares in the over-the-counter market. Since shares will be purchased in the market rather than received from the Fund when market price plus brokerage commission is lower than net asset value, the net asset value per share of outstanding shares will not be diluted.

Under certain circumstances Government Income’s shareholders participating in the Plan may receive benefits not enjoyed by non-participating shareholders. Since the Fund does not redeem its shares, the market value of its shares may from time to time be more or less than the net asset value of such shares. When the market price is higher than net asset value, distributions to shareholders participating in the Plan will be paid in the form of shares of the Fund at the greater of net asset value of 95% of the market price, and the shareholder will receive shares having a market value in excess of the cash value of the distribution. When the market price (plus brokerage commissions) is less than the net asset value, the cash distribution will be used to purchase the Fund’s shares in the market for the account of the participants in the Plan. In this case the shareholder will receive more shares than if the cash were reinvested at net asset value.

All registered holders of shares of Government Income (other than brokers and nominees of banks or other financial institutions) will be furnished a copy of the Plan. Shareholders may terminate their participation in the Plan at any time and elect to receive distributions in cash by notifying the dividend paying agent in writing. Such notification must be received prior to the record date of any distribution. There will be no charge or other penalty for such termination. If the dividend paying agent does not receive notice of an election to receive cash distributions from any shareholder prior to the record date of any distribution, the shareholder will thereafter automatically be included in the Plan with respect to such distribution.

The dividend paying agent will maintain the shareholder’s account, hold the certificates representing the additional shares acquired through the Plan in safekeeping and furnish the shareholder with written confirmation of all transactions in the account, including information needed for personal and tax records. The dividend paying agent will vote shares in the shareholder’s account in accordance with any proxy the shareholder gives Government Income for shares held of record by him or her. On termination of the account, a certificate for full shares in the account, plus a check for the market value of any fractional interest, will be sent to the shareholder.

Brokers and nominees of banks and financial institutions are advised to contact the dividend paying agent to determine whether the beneficial holders of shares held in their names may participate in the Plan.

The automatic reinvestment of dividend and distributions will not relieve participants of any income tax that may be payable on such dividends or distributions. See ‘‘Tax Consequences’’ in Government Securities’ Prospectus for a discussion of the taxation of dividends and distributions.

Government Income reserves the right to amend or terminate the Plan. There is no service charge to participants in the Plan; however, dividend paying agent reserves the right to amend the Plan to include a service charge payable by the participants to the dividend paying agent to cover its expenses in administering the Plan. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the dividend paying agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

For a discussion of Government Securities’ and policies with respect to dividends, distributions and taxes, see ‘‘Distributions’’ and ‘‘Tax Consequences’’ in Government Securities’ Prospectus, as well as the discussion herein under ‘‘Synopsis — Tax Consequences of the Reorganization,’’ ‘‘Synopsis — Comparison of Government Income and Government Securities — Dividends,’’ and ‘‘The Reorganization — Tax Aspects of the Reorganization.’’

Purchases, Repurchases and Redemptions

Shares of closed-end investment companies frequently trade at a discount from net asset value. In recognition of the possibility that Government Income’s shares might similarly trade at a discount, the Trustees have determined that it would be in the interest of shareholders for Government Income to take action to attempt to reduce or eliminate a market value discount from net asset value. To that end, the Trustees presently contemplate that Government Income would from time to time take action either to repurchase in the open market or to tender for its own shares at net asset value. The Board presently intends, on an annual basis, to consider the making of a tender offer. At no time, however, will the Trustees be required to make such repurchases or tender offers.

Government Income may repurchase its shares in the open market or in privately negotiated transactions, at a price not above market value, if any, or net asset value, whichever is lower, at the time of such purchase. Such repurchases will be done in accordance with applicable securities laws.

In addition, the Trustees have currently determined to consider, on an annual basis, the making of an offer to each shareholder of record to purchase shares owned by such shareholder at a price to be determined in accordance with the terms and conditions described below.

There can be no assurance that repurchases and/or tenders will result in Government Income’s shares trading at a price which is equal to their net asset value. Government Income anticipates that the market price of its shares will from time to time vary from net asset value. The market price of Government Income’s shares will, among other things, be determined by the relative demand for and supply of such shares in the market, Government Income’s investment performance, its dividends and yield and investor perception of Government Income’s overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that Government Income’s shares may be the subject of repurchase and/or tender offers from time to time may enhance their attractiveness to investors and thus reduce the spread between market price and net asset value that might otherwise exist.

Although the Trustees believe that share repurchases and tenders generally would have a favorable effect on the market price of the Fund’s shares, it should be recognized that the acquisition of shares by Government Income will decrease the total assets of the Fund and therefore have the effect of increasing the Fund’s expense ratio.

Even if a tender offer has been made, it is the Trustees’ announced policy, which may be changed by the Trustees, not to accept tenders or effect repurchases if (1) such transactions, if consummated, would (a) result in the delisting of Government Income’s shares from the New York Stock Exchange, or (b) impair Government Income’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (2) Government Income would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the judgment of the Trustees, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting Government Income, (b) suspension of or limitation on prices for trading securities generally on the New York Stock Exchange, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests, or (f) other event or condition which would have a material adverse effect on the Fund or its shareholders if shares were repurchased. The Trustees may modify these conditions in light of experience.

Any tender offer made by Government Income will be at a price equal to the net asset value of the shares on a date subsequent to the Fund’s receipt of all tenders. Each offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by the Trustees, a shareholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such shareholder (or attributed to him for federal income tax purposes under the Code). Government Income will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will pay to the Fund a service charge of $25.00 which will be deducted from the proceeds of the purchase, to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. The Transfer Agent will receive the fee as an offset to these costs. Government Income expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares. These excess costs, if any, will be charged against capital.

Subject to its investment restrictions, Government Income may borrow money to finance the repurchase of shares in the open market or pursuant to any tender offer. Interest on any borrowings to finance share repurchase transactions will reduce Government Income’s net income.

Tendered shares that have been accepted and repurchased by Government Income will be held in the treasury until retired by the Trustees. Treasury shares will be recorded and reported as an offset to shareholders’ equity, and accordingly will reduce the Fund’s net asset value. If treasury shares are retired, shares of Beneficial Interest issued and outstanding and capital in excess of par will be reduced.

For a discussion of how Government Securities’ shares may be purchased, repurchased and redeemed, as applicable, see ‘‘How to Buy Shares,’’ ‘‘How to Exchange Shares’’ and ‘‘How to Sell Shares’’ in Government Securities’ Prospectus.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of Government Securities, for the fiscal year ended December 31, 2005, and Government Income, for the fiscal year ended September 30, 2006, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent registered accounting firm. The financial statements are incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of Class D Government Securities Shares will be passed upon by Clifford Chance US LLP, New York, New York. Such firm will rely on Dechert LLP as to matters of Massachusetts law.

AVAILABLE INFORMATION

Additional information about Government Income and Government Securities is available, as applicable, in the following documents which are incorporated herein by reference: (i) Government Securities’ Prospectus dated April 28, 2006, as may be supplemented from time to time, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 27 to Government Securities’ Registration Statement on Form N-1A (File Nos. 2-86966; 811-3870); (ii) Government Securities’ Annual Report for its fiscal year ended December 31, 2005, accompanying this Proxy Statement and Prospectus; and (iii) Government Income’s Annual Report for its fiscal year ended September 30, 2006. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

Currently, Government Income shares trade on the New York Stock Exchange (‘‘NYSE’’). Reports, proxy statements and other information concerning Government Income can be inspected at 20 Broad Street, New York, New York 10004.

Government Income and Government Securities are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Government Income and Government Securities which are of public record can be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about the Reference Room’s operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission’s Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of Government Income knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees
Mary E. Mullin, Secretary

December 28, 2006

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (‘‘Agreement’’) is made as of this 1st day of December, 2006, by and between MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST, a Massachusetts business trust (‘‘Government Securities’’), and MORGAN STANLEY GOVERNMENT INCOME TRUST, a Massachusetts business trust (‘‘Government Income’’).

This Agreement is intended to be and is adopted as a ‘‘plan of reorganization’’ within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The reorganization (‘‘Reorganization’’) will consist of the transfer to Government Securities of substantially all of the assets of Government Income in exchange for the assumption by Government Securities of all stated liabilities of Government Income and the issuance by Government Securities of Class D shares of beneficial interest, par value $0.01 per share (the ‘‘Class D Government Securities Shares’’), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Government Income in liquidation of Government Income as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    THE REORGANIZATION AND LIQUIDATION OF GOVERNMENT INCOME

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Government Income agrees to assign, deliver and otherwise transfer the Government Income Assets (as defined in paragraph 1.2) to Government Securities and Government Securities agrees in exchange therefor to assume all of Government Income’s stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Government Income the number of Class D Government Securities Shares, including fractional Class D Government Securities Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (‘‘Closing’’).

1.2    (a)    The ‘‘Government Income Assets’’ shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Government Income, and any deferred or prepaid expenses shown as an asset on Government Income’s books on the Valuation Date.

(b)    On or prior to the Valuation Date, Government Income will provide Government Securities with a list of all of Government Income’s assets to be assigned, delivered and otherwise transferred to Government Securities and a list of the stated liabilities to be assumed by Government Securities pursuant to this Agreement. Government Income reserves the right to sell any of the securities on such list but will not, without the prior approval of Government Securities, acquire any additional securities other than securities of the type in which Government Securities is permitted to invest and in amounts agreed to in writing by Government Securities. Government Securities will, within a reasonable time prior to the Valuation Date, furnish Government Income with a statement of Government Securities’ investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Government Securities’ investment objective, policies and restrictions. In the event that Government Income holds any investments that Government Securities is not permitted to hold, Government Income will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Government Income and Government Securities, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Government Securities with respect to such investments, Government Income if requested by Government Securities will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3    Government Income will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Government Securities will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Government Income prepared by the Treasurer of Government Income as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4    In order for Government Income to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Government Income will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5    On the Closing Date or as soon as practicable thereafter, Government Income will distribute Class D Government Securities Shares received by Government Income pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date (‘‘Government Income Shareholders’’). Each Government Income Shareholder will receive Class D Government Securities Shares. Such distribution will be accomplished by an instruction, signed by Government Income’s Secretary, to transfer Class D Government Securities Shares then credited to Government Income’s account on the books of Government Securities to open accounts on the books of Government Securities in the names of the Government Income Shareholders and representing the respective pro rata number of Class D Government Securities Shares due such Government Income Shareholders. All issued and outstanding shares of Government Income simultaneously will be canceled on Government Income’s books; however, share certificates representing interests in Government Income will represent a number of Class D Government Securities Shares after the Closing Date as determined in accordance with paragraph 2.3. Government Securities will issue certificates representing Class D Government Securities Shares in connection with such exchange only upon the written request of a Government Income Shareholder.

1.6    Ownership of Class D Government Securities Shares will be shown on the books of Government Securities’ transfer agent. Class D Government Securities Shares will be issued in the manner described in Government Securities’ current Prospectus and Statement of Additional Information.

1.7    Any transfer taxes payable upon issuance of Class D Government Securities Shares in a name other than the registered holder of Class D Government Securities Shares on Government Income’s books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Class D Government Securities Shares are to be issued and transferred.

1.8    Any reporting responsibility of Government Income is and shall remain the responsibility of Government Income up to and including the date on which Government Income is terminated and deregistered pursuant to paragraph 1.9.

1.9    Within one year after the Closing Date, Government Income shall pay or make provision for the payment of all its liabilities and taxes. If and to the extent that any trust, escrow account or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Government Income, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Government Income for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Government Income shall be terminated as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.10    Copies of all books and records maintained on behalf of Government Income in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Government Securities or their designee, and Government Securities or its designee shall comply with applicable record retention requirements to which Government Income is subject under the 1940 Act.

2.    VALUATION

2.1    The value of the Government Income Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Government Income of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the ‘‘Valuation Date’’), using the valuation procedures set forth in Government Securities’ then current Prospectus and Statement of Additional Information.

2.2    The net asset value of a Class D Government Securities Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Government Securities’ then current Prospectus and Statement of Additional Information.

2.3    The number of Class D Government Securities Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Government Income shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Government Securities (determined in accordance with paragraph 2.2).

2.4    All computations of value shall be made by Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’) in accordance with its regular practice in pricing Government Securities. Government Securities shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.    CLOSING AND CLOSING DATE

3.1    The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the ‘‘Closing Date’’). The Closing shall be held as of 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

3.2    Portfolio securities held by Government Income and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the ‘‘Custodian’’),

as custodian for Government Securities, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Government Income to the Custodian for the account of Government Securities on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of ‘‘The Bank of New York, Custodian for Morgan Stanley Government Securities Fund.’’

3.3    In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Government Securities and Government Income, accurate appraisal of the value of the net assets of Government Securities or the Government Income Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4    If requested, Government Income shall deliver to Government Securities or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Government Income Shareholders and the number and percentage ownership of outstanding Government Income shares owned by each such Government Income Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Government Income Shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. Government Securities shall issue and deliver to such Secretary a confirmation evidencing delivery of Government Securities Shares to be credited on the Closing Date to Government Income or provide evidence satisfactory to Government Income that such Class D Government Securities Shares have been credited to Government Income’s account on the books of Government Securities. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.    COVENANTS OF GOVERNMENT SECURITIES AND GOVERNMENT INCOME

4.1    Except as otherwise expressly provided herein with respect to Government Income, Government Securities and Government Income each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2    Government Securities will prepare and file with the Securities and Exchange Commission (the ‘‘Commission’’) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the ‘‘1933 Act’’), relating to Class D Government Securities Shares (‘‘Registration Statement’’). Government Income will provide Government Securities with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Government Income will further provide Government Securities with such other information and documents relating to Government Income as are reasonably necessary for the preparation of the Registration Statement.

4.3    Government Income will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Government Income will prepare the notice of meeting, form of proxy and proxy statement (collectively, ‘‘Proxy Materials’’) to be used in connection with such meeting; provided that Government Securities will furnish Government Income with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Government Securities as is reasonably necessary for the preparation of the Proxy Materials.

4.4    Government Income will assist Government Securities in obtaining such information as Government Securities reasonably requests concerning the beneficial ownership of Government Income shares.

4.5    Subject to the provisions of this Agreement, Government Securities and Government Income will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6    Government Income shall furnish or cause to be furnished to Government Securities within 30 days after the Closing Date a statement of Government Income’s assets and liabilities as of the Closing Date, which statement shall be certified by Government Income’s Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Government Income shall furnish Government Securities, in such form as is reasonably satisfactory to Government Securities, a statement certified by Government Income’s Treasurer of Government Income’s earnings and profits for federal income tax purposes that will be carried over to Government Securities pursuant to Section 381 of the Code.

4.7    As soon after the Closing Date as is reasonably practicable, Government Income (a) shall prepare and file all federal and other tax returns and reports of Government Income required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8    Government Securities agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.    REPRESENTATIONS AND WARRANTIES

5.1    Government Securities represents and warrants to Government Income as follows:

(a)    Government Securities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b)    Government Securities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of Government Securities have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Government Securities are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Government Securities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    The current Prospectus and Statement of Additional Information of Government Securities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)    Government Securities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Government Securities’ Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Government Securities is a party or by which it is bound;

(f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Government Securities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Government Securities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended December 31, 2005, of Government Securities audited by Deloitte & Touche LLP, Government Securities’ independent registered public accounting firm (copies of which will be furnished to Government Income), fairly present, in all material respects, Government Securities’ financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Government Securities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)    All issued and outstanding Class D Government Securities Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Government Securities’ current Statement of Additional Information incorporated by reference in the Statement of Additional Information that forms a part of this Registration Statement. Government Securities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(i)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Government Securities, and this Agreement constitutes a valid and binding obligation of Government Securities enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Government Securities’ performance of this Agreement;

(j)    Class D Government Securities Shares to be issued and delivered to Government Income, for the account of the Government Income Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class D Government Securities Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other

Securities’’ in Government Securities’ current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

(k)    All material federal and other tax returns and reports of Government Securities required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Government Securities’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)    For each taxable year since its inception, Government Securities has met the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Government Securities to continue to meet the requirements of Subchapter M of the Code;

(m)    Since November 30, 2006, there has been no change by Government Securities in accounting methods, principles or practices, including those required by generally accepted accounting principles;

(n)    The information furnished or to be furnished by Government Securities for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o)    The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Government Securities) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2    Government Income represents and warrants to Government Securities as follows:

(a)    Government Income is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b)    Government Income is a duly registered, closed-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)    All of the issued and outstanding shares of beneficial interest of Government Income have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Government Income are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Government Income is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)    Government Income is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Government Income’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Government Income is a party or by which it is bound;

(e)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Government Income or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Government Income knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(f)    The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Government Income for the fiscal year ended September 30, 2006, audited by Deloitte & Touche LLP, Government Income’s independent registered public accounting firm (copies of which have been or will be furnished to Government Securities) fairly present, in all material respects, Government Income’s financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Government Income (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(g)    Government Income has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(h)    All issued and outstanding shares of Government Income are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Description of Shares’’ in Government Income’s Prospectus incorporated by reference in the Statement of Additional Information to this Registration Statement. Government Income does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Government Securities pursuant to paragraph 3.4;

(i)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Government Income, and subject to the approval of Government Income’s shareholders, this Agreement constitutes a valid and binding obligation of Government Income, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Government Income’s performance of this Agreement;

(j)    All material federal and other tax returns and reports of Government Income required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Government Income’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(k)    For each taxable year since its inception, Government Income has met all the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Government Income to continue to meet the requirements of Subchapter M of the Code;

(l)    At the Closing Date, Government Income will have good and valid title to the Government Income Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Government Income which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Government Securities will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(m)    On the effective date of the Registration Statement, at the time of the meeting of Government Income’s shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Government Securities Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the ‘‘1934 Act’’), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Government Income for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(n)    Government Income will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders substantially all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

(o)    Government Income has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(p)    Government Income is not acquiring Class D Government Securities Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT INCOME

The obligations of Government Income to consummate the transactions provided for herein shall be subject, at its election, to the performance by Government Securities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1    All representations and warranties of Government Securities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2    Government Securities shall have delivered to Government Income a certificate of its President and Treasurer, in a form reasonably satisfactory to Government Income and dated as of the Closing Date, to the effect that the representations and warranties of Government Securities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Government Income shall reasonably request;

6.3    Government Income shall have received a favorable opinion from Clifford Chance US LLP, counsel to Government Securities, dated as of the Closing Date, to the effect that:

(a)    Government Securities is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Government Securities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Government Securities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Government Income, is a valid and binding obligation of Government Securities enforceable against Government Securities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (d) Class D Government Securities Shares to be issued to Government Income Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Government Securities’ current Statement of Additional Information), and no shareholder of Government Securities has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Government Securities’ Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Government Securities of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4    As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment advisory fees from those described in Government Securities’ Prospectus dated April 28, 2006 and Statement of Additional Information dated April 28, 2006.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT SECURITIES

The obligations of Government Securities to complete the transactions provided for herein shall be subject, at its election, to the performance by Government Income of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1    All representations and warranties of Government Income contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2    Government Income shall have delivered to Government Securities at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Government Securities and dated as of the Closing Date, to the effect that the representations and warranties of Government Income made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Government Securities shall reasonably request;

7.3    Government Income shall have delivered to Government Securities a statement of the Government Income Assets and its liabilities, together with a list of Government Income’s portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Government Income;

7.4    Government Securities shall have received at the Closing a favorable opinion from Clifford Chance US LLP, counsel to Government Income, dated as of the Closing Date to the effect that:

(a)    Government Income is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Government Income is a duly registered, closed-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Government Income and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Government Securities, is a valid and binding obligation of Government Income enforceable against Government Income in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Government Income’s Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Government Income of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5    On the Closing Date, the Government Income Assets shall include no assets that Government Securities, by reason of limitations of Government Securities’ Declaration of Trust or otherwise, may not properly acquire.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF GOVERNMENT SECURITIES AND GOVERNMENT INCOME

The obligations of Government Income and Government Securities hereunder are each subject to the further conditions that on or before the Closing Date:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Government Income in accordance with the provisions of Government Income’s Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Government Securities;

8.2    On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including ‘‘no-action’’ positions of and exemptive orders from such federal and state authorities) deemed necessary by Government Securities or Government Income to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Government Securities or Government Income;

8.4    The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5    Government Income shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Government Income Shareholders substantially all of Government Income’s investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6    The parties shall have received the opinion of the law firm of Clifford Chance US LLP (based on such representations as such law firm shall reasonably request), addressed to Government Securities and Government Income, which opinion shall not be a ‘‘covered opinion’’ within the meaning of Internal Revenue Service Circular 230 and may be relied upon by the shareholders of Government Income (but solely to the extent consistent with such opinion not being a ‘‘covered opinion’’), substantially to the effect that, for federal income tax purposes:

(a)    The transfer of Government Income’s assets in exchange for Class D Government Securities Shares and the assumption by Government Securities of certain stated liabilities of Government Income followed by the distribution by Government Income of Class D Government Securities Shares to the Government Income Shareholders in exchange for their Government Income shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Government Income and Government Securities will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

(b)    No gain or loss will be recognized by Government Securities upon the receipt of the assets of Government Income solely in exchange for Class D Government Securities Shares and the assumption by Government Securities of the stated liabilities of Government Income;

(c)    No gain or loss will be recognized by Government Income upon the transfer of the assets of Government Income to Government Securities in exchange for Class D Government Securities Shares and the assumption by Government Securities of the stated liabilities or upon the distribution of Class D Government Securities Shares to the Government Income Shareholders in exchange for their Government Income shares;

(d)    No gain or loss will be recognized by the Government Income Shareholders upon the exchange of the Government Income shares for Class D Government Securities Shares;

(e)    The aggregate tax basis for Class D Government Securities Shares received by each Government Income Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Government Income shares held by each such Government Income Shareholder immediately prior to the Reorganization;

(f)    The holding period of Class D Government Securities Shares to be received by each Government Income Shareholder will include the period during which the Government Income shares surrendered in exchange therefor were held (provided such Government Income shares were held as capital assets on the date of the Reorganization);

(g)    The tax basis of the assets of Government Income acquired by Government Securities will be the same as the tax basis of such assets to Government Income immediately prior to the Reorganization; and

(h)    The holding period of the assets of Government Income in the hands of Government Securities will include the period during which those assets were held by Government Income.

Notwithstanding anything herein to the contrary, neither Government Securities nor Government Income may waive the conditions set forth in this paragraph 8.7.

9.    FEES AND EXPENSES

9.1    (a)    Government Securities shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Government Income shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

(b)    In the event the transactions contemplated herein are not consummated by reason of Government Income being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Government Income’s obligations specified in this Agreement), Government Income’s only obligation hereunder shall be to reimburse Government Securities for all reasonable out-of-pocket fees and expenses incurred by Government Securities in connection with those transactions.

(c)    In the event the transactions contemplated herein are not consummated by reason of Government Securities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Government Securities’ obligations specified in this Agreement), Government Securities’ only obligation hereunder shall be to reimburse Government Income for all reasonable out-of-pocket fees and expenses incurred by Government Income in connection with those transactions.

10.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    This Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Government Income hereunder shall not survive the dissolution and complete liquidation of Government Income in accordance with Section 1.9.

11.    TERMINATION

11.1    This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a)    by the mutual written consent of Government Income and Government Securities;

(b)    by either Government Securities or Government Income by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before July 31, 2007; or

(c)    by either Government Securities or Government Income, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Government Income shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2   (a)    Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Government Securities or Government Income, or the trustees or officers of Government Securities or Government Income, to any other party or its trustees or officers.

(b)    Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Government Securities or Government Income, or the trustees or officers of Government Securities or Government Income, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.    MISCELLANEOUS

13.1    The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    The obligations and liabilities of Government Securities hereunder are solely those of Government Securities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Government Securities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Government Securities and signed by authorized officers of Government Securities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6    The obligations and liabilities of Government Income hereunder are solely those of Government Income. It is expressly agreed that no shareholder, nominee, trustee, officer, agent or employee of

Government Income shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Government Income and signed by authorized officers of Government Income acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY GOVERNMENT INCOME TRUST
By:	/s/ Ronald E. Robison
Name: Ronald E. Robison Title: President and Principal Executive Officer
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
By:	/s/ Lou Anne McInnis
Name: Lou Anne McInnis Title: Assistant Secretary

November 3, 2006

Supplement

EXHIBIT B

SUPPLEMENT DATED NOVEMBER 3, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
Dated April 28, 2006

The second paragraph in the section of the Fund’s Prospectus titled ‘‘Principal Investment Strategies’’ is hereby deleted and replaced with the following:

The U.S. Government securities (including zero coupon securities) that the Fund may purchase include:

•

U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

•

Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

•

Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association (‘‘Fannie Mae’’) and the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’).

•

Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities are the Federal Farm Credit System and the Federal Home Loan Banks.

•

Securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality.

The following paragraph is hereby added at the end of the section of the Fund’s Prospectus titled ‘‘Principal Risks — U.S. Government Securities’’:

With respect to the U.S. Government securities which are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. Government securities purchased by the Fund, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

USGSPT1 11/06

July 18, 2006

Supplement

SUPPLEMENT DATED JULY 18, 2006 TO THE PROSPECTUSES OF

Morgan Stanley California Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2006
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27, 2006
Morgan Stanley New York Tax-Free Income Fund, dated April 28, 2006
Morgan Stanley U.S. Government Securities Trust, dated April 28, 2006
Morgan Stanley Utilities Fund, dated April 28, 2006

The first paragraph in the section of each Prospectus titled ‘‘Share Class Arrangements – Class B Shares – Conversion Feature’’ is hereby deleted and replaced with the following:

Conversion Feature.    After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. This conversion will be suspended during any period in which the expense ratio of the Class B shares of the Fund is lower than the expense ratio of the Class A shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MULTIFUNDCONV 7/06

[GRAPHIC]

MORGAN STANLEY FUNDS

MORGAN STANLEY
U.S. GOVERNMENT
SECURITIES TRUST

A MUTUAL FUND THAT SEEKS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH SAFETY
OF PRINCIPAL

[MORGAN STANLEY LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

APRIL 28, 2006

CONTENTS

THE FUND
      Investment Objective                                                1

      Principal Investment Strategies                                     1

      Principal Risks                                                     2

      Past Performance                                                    5

      Fees and Expenses                                                   8

      Portfolio Holdings                                                  9

      Fund Management                                                    10

SHAREHOLDER INFORMATION

      Pricing Fund Shares                                                11

      How To Buy Shares                                                  11

      Limited Portability                                                13

      How To Exchange Shares                                             13

      How To Sell Shares                                                 15

      Distributions                                                      17

      Frequent Purchases and Redemptions of Fund Shares                  17

      Tax Consequences                                                   18

      Share Class Arrangements                                           19

      Additional Information                                             27

FINANCIAL HIGHLIGHTS                                                     28

MORGAN STANLEY FUNDS                                      Inside Back Cover

This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley U.S. Government Securities Trust seeks a high level of current income consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund normally invests at least 80% of its net assets in U.S. Government securities. In making investment decisions, the Fund's "Investment Adviser,"
Morgan Stanley Investment Advisors Inc., considers economic developments, interest rate trends and other factors. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

The U.S. Government securities (including zero coupon securities) that the Fund may purchase are limited to:

-  U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

-  Securities (including mortgage-related securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association,
   the Federal Housing Administration and the Resolution Funding Corporation.

Most U.S. Government securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security in which the
Fund may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

[SIDENOTE]

INCOME

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES TO PAY OUT
INCOME RATHER THAN RISE IN PRICE.

                                        1

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations
("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others.

As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of
CMO.

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).

INVERSE FLOATERS. The Fund may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

FUTURES. The Fund also may invest in futures, including interest rate futures.
Futures may be used to hedge the interest rate sensitivity of the portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates.

The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. Government. When you sell
Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

U.S. GOVERNMENT SECURITIES. The U.S. Government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk.
Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.
Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. The Fund is not limited as to

                                        2

the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities.
Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during periods of falling interest rates and decrease during periods of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment
Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The principal and interest on the Mortgage
Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying
Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage
Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets.
The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.
Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.

STRIPPED MORTGAGE-BACKED SECURITIES. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates.
IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

INVERSE FLOATERS. Investments in inverse floaters are subject to certain risks.
Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other

                                        3

fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a corresponding greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

FUTURES. If the Fund invests in futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the bond or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.

ZERO COUPON SECURITIES. A portion of the U.S. Government securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

A zero coupon security pays no interest to its holder during its life.
Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

OTHER RISKS. The performance of the Fund also will depend on whether or not the
Investment Adviser is successful in applying the Fund's investment strategies.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                        4

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1996    3.16%
1997    8.56%
1998    7.27%
1999   -0.65%
2000   11.23%
2001    6.29%
2002    9.91%
2003    1.49%
2004    3.52%
2005    3.46%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was -0.87%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.15% (quarter ended September 30, 2002) and the lowest return for a calendar quarter was -1.68% (quarter ended June 30, 2004).

[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED
FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.

                                        5

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)

                                             PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND*

Class A(1)--Return Before Taxes                 -0.92%          4.07%             --             5.00%
            Lehman Brothers
            U.S. Government Index(2)             2.65%          5.39%             --             6.13%
            Lipper General
            U.S. Government Funds Index(3)       2.51%          4.80%             --             5.29%
Class B(1)--Return Before Taxes                 -1.50%          4.56%           5.36%              --
            Return After Taxes
            on Distributions(4)                 -3.00%          2.84%           3.22%              --
            Return After Taxes on
            Distributions and Sale of
            Fund Shares                         -0.99%          2.85%           3.23%              --
            Lehman Brothers
            U.S. Government Index(2)             2.65%          5.39%           5.94%              --
            Lipper General
            U.S. Government Funds Index(3)       2.51%          4.80%           5.17%              --
Class C(1)--Return Before Taxes                  1.87%          4.38%             --             5.07%
            Lehman Brothers
            U.S. Government Index(2)             2.65%          5.39%             --             6.13%
            Lipper General
            U.S. Government Funds Index(3)       2.51%          4.80%             --             5.29%
Class D(1)--Return Before Taxes                  3.59%          5.19%             --             5.77%
            Lehman Brothers
            U.S. Government Index(2)             2.65%          5.39%             --             6.13%
            Lipper General
            U.S. Government Funds Index(3)       2.51%          4.80%             --             5.29%

*   Only shown for share classes with less than a ten year history.

(1) Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on June 29, 1984.

(2) The Lehman Brothers U.S. Government Index is a broad-based measure of U.S.
    government and Treasury securities. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3) The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General U.S. Government Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF AN
INDEX THAT REPRESENTS A BROAD MEASURE OF MARKET PERFORMANCE, AS WELL AS AN INDEX
THAT REPRESENTS A GROUP OF SIMILAR MUTUAL FUNDS, OVER TIME. THE FUND'S RETURNS
INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD
YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

                                        6

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the
Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

                                        7

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                 CLASS A       CLASS B       CLASS C       CLASS D

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)     4.25%(1)       None         None          None
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)           None(2)        5.00%(3)     1.00%(4)      None
Redemption fee(5)                                 2.00%          2.00%        2.00%         2.00%

ANNUAL FUND OPERATING EXPENSES

                                                 CLASS A       CLASS B       CLASS C       CLASS D

Advisory fee                                       0.38%         0.38%         0.38%         0.38%
Distribution and service (12b-1) fees(6)           0.25%         0.10%         0.71%         None
Other expenses                                     0.24%         0.24%         0.24%         0.24%
Total annual Fund operating expenses               0.87%         0.72%         1.33%         0.62%

(1) Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the
    CDSC.

(4) Only applicable if you sell your shares within one year after purchase.

(5) Payable to the Fund on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See "Shareholder
    Information--How to Sell Shares" for more information on redemption fees.

(6) The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%,
    0.75% and 0.75% of the average daily net assets of Class A, Class B and
    Class C, respectively.

[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL FUND OPERATING EXPENSES

THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES
PAID FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005.

                                        8

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year and the Fund's operating expenses remain the same (except for the ten-year amounts for Class B shares which reflect the conversion of
Class B shares to Class A shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                 IF YOU SOLD YOUR SHARES:                 IF YOU HELD YOUR SHARES:
          1 YEAR   3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class A   $  510   $   691   $   887   $  1,452    $  510   $   691   $   887   $  1,452
Class B   $  574   $   530   $   601   $    938*   $   74   $   230   $   401   $    938*
Class C   $  235   $   421   $   729   $  1,601    $  135   $   421   $   729   $  1,601
Class D   $   63   $   199   $   346   $    774    $   63   $   199   $   346   $    774

*   Based on a conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley
Financial Advisor for more information regarding this fee.

PORTFOLIO HOLDINGS

[GRAPHIC]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
STATEMENT OF ADDITIONAL INFORMATION.

                                        9

FUND MANAGEMENT

[GRAPHIC]

The Fund has retained the Investment Adviser--Morgan Stanley Investment Advisors
Inc.--to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio include Scott F. Richard, a Managing Director of the Investment Adviser, and
Jaidip Singh and Michael Luo, Executive Directors of the Investment Adviser. Mr.
Richard has been associated with the Investment Adviser in an investment management capacity since February 1992 and began managing the Fund in April
2003. Mr. Singh has been associated with the Investment Adviser in an investment management capacity since April 1996 and began managing the Fund in November
2003. Mr. Luo has been associated with the Investment Adviser in an investment management capacity since July 1998 and began managing the Fund in April 2005.

Mr. Richard is the lead manager of the Fund. Each member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund and for the execution of the overall strategy of the Fund.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

The Fund pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2005, the Fund accrued total compensation to the Investment Adviser amounting to 0.38% of the
Fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended June 30, 2005.

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.

THE INVESTMENT ADVISER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND
INDUSTRY AND HAD APPROXIMATELY $90 BILLION IN ASSETS UNDER MANAGEMENT OR
ADMINISTRATION AS OF MARCH 31, 2006.

                                       10

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

HOW TO BUY SHARES

[GRAPHIC]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name,

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN
STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER
OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR
ON OUR INTERNET SITE AT: www.morganstanley.com/funds

                                       11

address, date of birth and other information that will allow us to identify you.
If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a
Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

MINIMUM INVESTMENT AMOUNTS

                                                 MINIMUM INVESTMENT
INVESTMENT OPTIONS                             INITIAL    ADDITIONAL

Regular Account                                $ 1,000    $      100
Individual Retirement Account                  $ 1,000    $      100
Coverdell Education Savings Account            $   500    $      100
EASYINVEST(R)
(Automatically from your checking or savings
  account or Money Market Fund)                $   100*   $      100*

*   Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts or (5) the reinvestment of dividends in additional Fund shares.

[SIDENOTE]

EASYINVEST(R)

A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR
CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY,
MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR
FURTHER INFORMATION ABOUT THIS SERVICE.

                                       12

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES.
To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this
PROSPECTUS.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley
Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

-  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount
   (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

-  Make out a check for the total amount payable to: Morgan Stanley U.S.
   Government Securities Trust.

-  Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
   City, NJ 07303.

LIMITED PORTABILITY

[GRAPHIC]

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor.
After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, as well as shares of any other Morgan Stanley
Fund. If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the
Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

HOW TO EXCHANGE SHARES

[GRAPHIC]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this
PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund,
No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan
Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan
Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than seven days from the date of purchase will be subject to the 2%
redemption fee described under the section "How to Sell Shares."

                                       13

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call toll-free (800)
869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling toll-free (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock
Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

                                       14

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES

Contact Your        To sell your shares, simply call your Morgan Stanley Financial Advisor
Financial Advisor   or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

By Letter           You can also sell your shares by writing a "letter of instruction"
                    that includes:

                    - your account number;

                    - the name of the Fund;

                    - the dollar amount or the number of shares you wish to sell;

                    - the Class of shares you wish to sell; and

                    - the signature of each owner as it appears on the account.

                    If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee.
                    Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                    Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City,
                    NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic          If your investment in all of the Morgan Stanley Funds has a total
Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of
                    $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this PROSPECTUS.

                    To sign up for the systematic withdrawal plan, contact your Morgan
                    Stanley Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund
                    "distributions," and ultimately may exhaust your account balance. The
                    Fund may terminate or revise the plan at any time.

                                       15

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described below, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R), if after 12 months the shareholder has invested less than
$1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

REDEMPTION FEE. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i)
through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

                                       16

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the
Fund's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that financial intermediary's materials carefully to learn about any other restrictions or fees that may apply.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as
"income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class
C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are declared on each day the New York Stock
Exchange is open for business, and are distributed to shareholders monthly.
Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks.
If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information--Pricing Fund Shares."

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER
CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN.
CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS
SERVICE.

                                       17

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and
"How to Sell Shares" sections of this PROSPECTUS. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the
Fund on an individual basis. Therefore, with respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

-  The Fund makes distributions; and

-  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses.
Short-term capital gain distributions will continue to be taxed at ordinary income rates.

                                       18

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

CLASS   SALES CHARGE                                                                   MAXIMUM ANNUAL 12b-1 FEE

  A     Maximum 4.25% initial sales charge reduced for purchases of $25,000 or more;
        shares purchased without an initial sales charge are generally subject to a
        1.00% CDSC if sold during the first 18 months                                            0.25%

  B     Maximum 5.00% CDSC during the first year decreasing to 0% after six years                0.75%

  C     1.00% CDSC during the first year                                                         0.75%

  D     None                                                                                     None

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced

                                       19

sales charge, CDSC waiver or eligibility minimum will not be granted if: (i)
notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the
Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley funds held in all related accounts described below at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual
12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                                       FRONT-END SALES CHARGE
AMOUNT OF                                      PERCENTAGE OF       APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                         PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED

Less than $25,000                                   4.25%                   4.44%
$25,000 but less than $50,000                       4.00%                   4.17%
$50,000 but less than $100,000                      3.50%                   3.63%
$100,000 but less than $250,000                     2.75%                   2.83%
$250,000 but less than $500,000                     2.25%                   2.30%
$500,000 but less than $1 million                   1.75%                   1.78%
$1 million and over                                 0.00%                   0.00%

[SIDENOTE]

FRONT-END SALES CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON
A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE
DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR
CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION
AND LETTER OF INTENT.

                                       20

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount)
for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

-  A single account (including an individual, trust or fiduciary account).

-  A family member account (limited to spouse, and children under the age of
   21).

-  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

-  Employer sponsored and individual retirement accounts (including IRAs, Keogh,
   401(k), 403(b), 408(k) and 457(b) plans).

-  Tax-exempt organizations.

-  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan
Stanley Multi-Class Funds for the related account or any other related account.
For the purpose of this combined purchase privilege, a "related account" is:

-  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

-  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

-  An IRA and single participant retirement account (such as a Keogh).

-  An UGMA/UTMA account.

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of
Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley
Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley
Multi-Class Funds) held in related accounts amounts to $25,000 or more. For the purpose of the right of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

NOTIFICATION. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i)
notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the
Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan
Stanley Financial Advisor or other authorized financial representative (or
Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described above at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to

                                       21

determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The
Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discounting sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley
Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of
Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and any financial intermediaries may not maintain this information. You can obtain a
Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a
CDSC upon sale) if your account qualifies under one of the following categories:

-  A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

-  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

-  Qualified state tuition plans described in Section 529 of the Internal
   Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

-  Employer-sponsored employee benefit plans, whether or not qualified under the
   Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan
   Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

-  A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

-  Insurance company separate accounts that have been approved by the Fund's distributor.

                                       22

-  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

-  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of
   21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

YEAR SINCE PURCHASE PAYMENT MADE       CDSC AS A PERCENTAGE OF AMOUNT REDEEMED

First                                                   5.0%
Second                                                  4.0%
Third                                                   3.0%
Fourth                                                  2.0%
Fifth                                                   2.0%
Sixth                                                   1.0%
Seventh and thereafter                                 None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed.
Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares, and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

-  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i)
   registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor

[SIDENOTE]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED
WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR
SHARES AS SET FORTH IN THE TABLE.

                                       23

   and that is revocable by you (I.E., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (I.E., a
   "joint living trust"); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

-  Sales in connection with the following retirement plan "distributions": (i)
   lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 (1)/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 (1)/2;
   or (iii) a tax-free return of an excess IRA contribution (a "distribution"
   does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

-  Sales of shares in connection with the Systematic Withdrawal Plan of up to
   12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal
   Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
   semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

-  Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares also are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.75% (0.65% on amounts over $10 billion) of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund, less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of
Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

                                       24

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load
Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC)
instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the
Money Market Fund would not be counted. Nevertheless, if shares subject to a
CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of 0.75% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

                                       25

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee.
Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

-  Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination), pursuant to which they pay an asset-based fee.

-  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than
   Class D shares) based on the then current relative net asset values of the two Classes.

-  Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

-  Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

-  Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

-  Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

-  Investors who were shareholders of the Dean Witter Retirement Series on
   September 11, 1998 for additional purchases for their former Dean Witter
   Retirement Series accounts.

-  The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts
(regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by

                                       26

returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of these shares. Because these fees are paid out of the
Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

ADDITIONAL INFORMATION

[GRAPHIC]

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the
Fund's STATEMENT OF ADDITIONAL INFORMATION.

                                       27

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the STATEMENT OF ADDITIONAL
INFORMATION from the Fund's annual report, which is available upon request.

CLASS A SHARES

FOR THE YEAR ENDED DECEMBER 31,               2005           2004           2003           2002           2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period       $      9.15    $      9.21    $      9.41    $      8.99    $      8.94
                                           -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income                           0.31           0.24           0.26           0.43           0.51
  Net realized and unrealized gain (loss)         0.00           0.07          (0.12)          0.45           0.07
                                           -----------    -----------    -----------    -----------    -----------
Total income from investment operations           0.31           0.31           0.14           0.88           0.58
                                           -----------    -----------    -----------    -----------    -----------
Less dividends from net investment income        (0.37)         (0.37)         (0.34)         (0.46)         (0.53)
                                           -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      9.09    $      9.15    $      9.21    $      9.41    $      8.99
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                     3.47%          3.41%          1.48%         10.07%          6.66%
------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets(1):
Expenses                                          0.87%          0.81%          0.76%          0.75%          0.73%
Net investment income                             3.37%          2.94%          2.94%          4.50%          5.65%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands    $ 1,781,950    $   240,835    $   242,335    $   235,787    $   122,863
Portfolio turnover rate                            182%           212%           153%            85%            73%

+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       28

CLASS B SHARES

FOR THE YEAR ENDED DECEMBER 31,               2005           2004              2003              2002              2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period       $      9.17    $      9.23       $      9.43       $      9.00       $      8.95
                                           -----------    -----------       -----------       -----------       -----------
Income (loss) from investment operations:
  Net investment income                           0.32           0.25              0.26              0.40              0.48
  Net realized and unrealized gain (loss)        (0.01)          0.07             (0.12)             0.46              0.07
                                           -----------    -----------       -----------       -----------       -----------
Total income from investment operations           0.31           0.32              0.14              0.86              0.55
                                           -----------    -----------       -----------       -----------       -----------
Less dividends from net investment income        (0.38)         (0.38)            (0.34)            (0.43)            (0.50)
                                           -----------    -----------       -----------       -----------       -----------
Net asset value, end of period             $      9.10    $      9.17       $      9.23       $      9.43       $      9.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                     3.46%          3.52%             1.49%             9.91%             6.29%
---------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                          0.72%          0.70%(2)          0.76%(2)          1.00%(2)          1.07%(2)
Net investment income                             3.52%          3.05%(2)          2.95%(2)          4.25%(2)          5.30%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands    $   783,193    $ 2,787,959       $ 3,461,241       $ 4,440,980       $ 4,025,297
Portfolio turnover rate                            182%           212%              153%               85%               73%

+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(2)  If the Distributor had not rebated a portion of its fees to the Fund, the expense and net investment income ratios would have been as follows:

                                                  EXPENSE     NET INVESTMENT
     PERIOD ENDED                                  RATIO       INCOME RATIO
     ------------                                 -------     --------------

     December 31, 2004                              0.93%         2.82%
     December 31, 2003                              1.32          2.38
     December 31, 2002                              1.29          3.96
     December 31, 2001                              1.29          5.08

                                       29

CLASS C SHARES

FOR THE YEAR ENDED DECEMBER 31,               2005           2004           2003           2002           2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period       $      9.23    $      9.29    $      9.49    $      9.07    $      9.02
                                           -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income                           0.27           0.20           0.21           0.38           0.46
  Net realized and unrealized gain (loss)         0.00           0.06          (0.12)          0.45           0.07
                                           -----------    -----------    -----------    -----------    -----------
Total income from investment operations           0.27           0.26           0.09           0.83           0.53
                                           -----------    -----------    -----------    -----------    -----------
Less dividends from net investment income        (0.33)         (0.32)         (0.29)         (0.41)         (0.48)
                                           -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      9.17    $      9.23    $      9.29    $      9.49    $      9.07
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                     2.87%          2.86%          0.93%          9.42%          6.03%
------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                          1.33%          1.34%          1.32%          1.29%          1.29%
Net investment income                             2.91%          2.41%          2.38%          3.96%          5.08%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands    $    68,513    $    80,342    $   105,392    $   129,515    $    63,646
Portfolio turnover rate                            182%           212%           153%            85%            73%

+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       30

CLASS D SHARES

FOR THE YEAR ENDED DECEMBER 31,               2005           2004           2003           2002           2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period       $      9.16    $      9.22    $      9.42    $      8.99    $      8.95
                                           -----------    -----------    -----------    -----------    -----------
Income (loss) from investment operations:
  Net investment income                           0.32           0.26           0.28           0.45           0.53
  Net realized and unrealized gain (loss)         0.00           0.07          (0.12)          0.46           0.06
                                           -----------    -----------    -----------    -----------    -----------
Total income from investment operations           0.32           0.33           0.16           0.91           0.59
                                           -----------    -----------    -----------    -----------    -----------
Less dividends from net investment income        (0.39)         (0.39)         (0.36)         (0.48)         (0.55)
                                           -----------    -----------    -----------    -----------    -----------
Net asset value, end of period             $      9.09    $      9.16    $      9.22    $      9.42    $      8.99
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                     3.59%          3.63%          1.67%         10.41%          6.85%
------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                          0.62%          0.59%          0.57%          0.54%          0.54%
Net investment income                             3.62%          3.16%          3.13%          4.71%          5.83%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands    $   189,425    $   224,169    $   308,984    $   309,109    $   138,669
Portfolio turnover rate                            182%           212%           153%            85%            73%

+    Calculated based on the net asset value as of the last business day of the period.

(1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                       31

NOTES

                                       32

MORGAN STANLEY FUNDS

EQUITY

BLEND/CORE

Dividend Growth Securities
Multi-Asset Class Fund

Total Return Trust

DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund

Nasdaq-100 Index Fund

S&P 500 Index Fund
Total Market Index Fund

SPECIALTY

Convertible Securities Trust

Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

VALUE

Fundamental Value Fund

Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust

High Yield Securities
Income Trust

Mortgage Securities Trust

U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund
U.S. Government Money Market

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this PROSPECTUS was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A
Multi-Class Fund is a mutual fund offering multiple classes of shares.

*    Single-Class Fund(s)

+    No-Load (Mutual) Fund

                                       33

Additional information about the Fund's investments is available in the Fund's
ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you
will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at:
www.morganstanley.com/funds

You also may obtain information about the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our Internet site.

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION)
can be viewed and copied at the Securities and Exchange Commission's (the "SEC")
Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the
SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

CLASS A:     USGAX
CLASS B:     USGBX
CLASS C:     USGCX
CLASS D:     USGDX

(The Fund's Investment Company Act File No. is 811-3870)

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

(C) 2006 Morgan Stanley

[MORGAN STANLEY LOGO]

CLF#37965 PRO-00

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                                 U.S. GOVERNMENT
                                                                SECURITIES TRUST

                                                                     37965 04/06

[MORGAN STANLEY LOGO]
                                                                      PROSPECTUS

                                                                  APRIL 28, 2006

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!
And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous — 24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your proxy statement and have it at hand.
2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com
3. Follow the recorded or on-screen directions.
4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY GOVERNMENT INCOME TRUST NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 6, 2007 This Proxy is solicited on behalf of the Board of Trustees	PROXY

The undersigned hereby appoints Ronald E. Robison, Barry Fink and Stefanie V. Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of Morgan Stanley Government Income Trust (‘‘Government Income’’) held of record by the undersigned on November 27, 2006 at the Special Meeting of Shareholders of the Trust to be held in Conference Room 6, 5th Floor, 1221 Avenue of the Americas, New York, New York 10020, at 9:00 a.m., New York time, on March 6, 2007, and at any adjournments thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ‘‘FOR’’ THE PROPOSAL.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.
________________________________________________ Signature
________________________________________________ Signature (if held jointly)
________________________________________________ Date 17173_GIF

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

The Board of Trustees of Government Income recommends you vote in favor of the Reorganization.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (See enclosed Voting Information Card for further instructions).

PLEASE MARK VOTES AS IN THIS EXAMPLE:
		FOR	AGAINST	ABSTAIN
1.	To consider and vote upon an Agreement and Plan of Reorganization, dated December 1, 2006, between Government Income and Morgan Stanley U.S. Government Securities Trust (‘‘Government Securities’’), pursuant to which substantially all of the assets of Government Income would be combined with those of Government Securities and shareholders of Government Income would become Class D shareholders of Government Securities receiving Class D shares of Government Securities with a value equal to the value of their holdings in Government Income; and
2.	To act upon such other matters as may properly come before the Meeting.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.
17173_GIF